SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC   20549

         -----------------------------------------------------

                               FORM 8-K

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 1996

                             AMP Incorporated
           (Exact name of registrant as specified in its charter)


    Pennsylvania                   1-4235              23-0332575
(State of Incorporation)         (Commission         (IRS Employer
                                 File Number)    Identification Number)


            PO Box 3608                                   17105-3608
       Harrisburg, Pennsylvania                           (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code: (717) 564-0100

ITEM 5. Other Events.

     On December 31, 1996, AMP Incorporated, a Pennsylvania corporation (the "Company") announced in a press release that the Board of Directors approved the Company's plans to rationalize certain of its operations and product lines and to take corresponding restructuring and other one-time charges in the fourth quarter of 1996 in the total amount of $195 million.

     Pursuant to General Instruction F of Form 8-K, the Company hereby incorporates herein by reference the press release that is attached hereto as
Exhibit 99.

ITEM 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(c)     Exhibits

99      Press release issued by AMP Incorporated on December 31, 1996.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

          AMP Incorporated

By:       /s/  William J. Hudson
       -------------------------
        William J. Hudson
        Chief Executive Officer
        and President


Date:   January 2, 1997


EXHIBIT INDEX

Exhibit Number             Description                         Page

   99 Press release issued by AMP Incorporated on December 31, 1996.